Exhibit 10.11


                              OFFICE BUILDING LEASE

                                 Regency Center

                             San Rafael, California





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                              OFFICE BUILDING LEASE

                                TABLE OF CONTENTS

                                                                            Page

1. PARTIES...................................................................1

2. PREMISES..................................................................1

3. TERM; OPTION TO EXTEND....................................................1

4. POSSESSION................................................................2

5. RENT; RENT ESCALATIONS....................................................3

6. SECURITY DEPOSIT..........................................................3

7. OPERATING EXPENSE ADJUSTMENTS.............................................3

8. USE.......................................................................5

9. COMPLIANCE WITH LAW; HAZARDOUS SUBSTANCES.................................5

10. ALTERATIONS AND ADDITIONS................................................6

11. REPAIRS..................................................................6

12. LIENS....................................................................7

13. ASSIGNMENT AND SUBLETTING................................................7

14. HOLD HARMLESS............................................................8

15. SUBROGATION..............................................................8

16. INSURANCE................................................................8

17. SERVICES AND UTILITIES...................................................9

18. PROPERTY TAXES..........................................................10

19. RULES AND REGULATIONS...................................................10

20. HOLDING OVER............................................................10

21. ENTRY BY LANDLORD.......................................................10

22. RECONSTRUCTION..........................................................11

23. DEFAULT.................................................................11

24. REMEDIES IN DEFAULT.....................................................12

25. EMINENT DOMAIN..........................................................12

26. ESTOPPEL CERTIFICATE....................................................13

27. PARKING.................................................................13

28. COMMUNICATIONS INSTALLATION.............................................13

29. AUTHORITY OF PARTIES; LIMITATION........................................13

30. GENERAL PROVISIONS......................................................13

31. BROKERS.................................................................15

32. RIGHT OF FIRST OFFER....................................................15


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                              OFFICE BUILDING LEASE


         1. PARTIES. This Lease, dated for reference purposes only June ___, 2001, is made by and between The Joseph and Eda Pell Revocable Trust (herein called "Landlord") and Fair, Isaac and Company, Incorporated, a Delaware corporation (herein called "Tenant").

         2. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain office space (herein called the "Premises") indicated on Exhibits "A-1," "A-2" and "A-3" attached hereto and incorporated herein by this reference, comprising a portion of the first floor, the entire second floor and a portion of the third floor of that certain building commonly known as Regency Center, located at 100 Smith Ranch Road, San Rafael, California (the "Building"). For purposes of this Lease, the Building includes all exterior common areas, including the parking facilities serving the Building. For the purposes of this Lease, the Premises are agreed to contain 74,456 rentable square feet (11,875; 35,261 and 27,320 for the portions of the Premises located on the first, second and third floors, respectively) and 68,174 usable square feet (10,642; 33,140 and 27,392 for the portions of the Premises located on the first, second and third floors, respectively).

                  This Lease is subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions and that this Lease is made upon the condition of said performance.

         3. TERM; OPTION TO EXTEND.

                  A. The term of this Lease shall be for a period of ten (10) years and three (3) months, commencing on December 1, 2001 ("Term Commencement Date"), and shall expire on the last day of February, 2012 (the "Term Expiration Date").

                  B. Provided this Lease is then in effect and Tenant is then occupying the entirety of the Premises, Landlord grants to Tenant the option to extend the term of this Lease as to all or such lesser portion of the Premises as may be designated in Tenant's exercise notice (provided that (1) all portions of the Premises so retained by Tenant shall constitute a contiguous unit of space, (2) Tenant shall release all of the space on a given floor before releasing space on another floor, (3) the space so released on a floor Tenant intends to continue to occupy shall be of a commercially reasonable size and configuration, and (4) Tenant shall be responsible, at its sole cost, for the construction of any necessary demising walls, corridors and fire separations) for one (1) five- (5-) year period commencing March 1, 2012 upon each and all of the following terms and conditions:

                           (i) Tenant gives to Landlord  and  Landlord  receives
notice of the exercise of the option to extend this Lease for such additional term no later than twelve (12) months prior to the time that the option term would commence if the option were exercised, time being of the essence. If said notification of the exercise of such option is not so given and received, such option shall automatically expire.

                           (ii)  At  the  time  said  written   notification  of
exercise of such option is given and received, or at the time such option term is to commence, Tenant shall not be in default under any of the material obligations of this Lease to be performed by Tenant and this Lease shall not have previously terminated nor terminated prior to the commencement of the option term.

                           (iii) All of the terms and  conditions of this Lease,
except where specifically modified by this option, shall apply.

                           (iv) the  monthly  rent for each  month of the option
term shall be calculated as follows:

                           The rent  payable by Tenant  during  the option  term
shall be the "Fair Market Rental Value" of the Premises (as defined below) at the commencement date of the option term. There shall be an annual increase in the rent during the option term in an amount equal to four percent (4%) per annum. Anything herein to the contrary notwithstanding, if the rent in effect for the Premises for the month of February, 2012 (the "Final Base Rent") is higher
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than the Fair Market  Rental Value for the Premises at the  commencement  of the option term, then the rent for the Premises for the option term shall be the lesser of: (i) the Final Base Rent, and (ii) one hundred five percent (105%) of the Fair Market Rental Value. If Landlord and Tenant cannot agree on the Fair Market Rental Value of the Premises for the first year of the option term within forty-five (45) days after the Tenant has notified Landlord of its exercise of the option, Landlord and Tenant shall each select, within forty-five (45) days of such notification, an appraiser who must be a qualified M.A.I. appraiser to determine said Fair Market Rental Value. If one party fails to so designate an appraiser within the time required, the determination of Fair Market Rental Value of the one appraiser who has been designated by the other party hereto within the time required shall be binding upon both parties. The appraisers shall submit their determinations of Fair Market Rental Value to both parties within thirty (30) days after their selection. If the difference between the two determinations is ten percent (10%) or less of the higher appraisal, then the average between the two determinations shall be the Fair Market Rental Value of the Premises. If said difference is greater than ten percent (10%), then the two appraisers shall within twenty (20) days of the date that the later submittal is submitted to the parties designate a third appraiser who must also be a qualified M.A.I. appraiser. The sole responsibility of the third appraiser will be to determine which of the determinations made by the first two (2) appraisers is most accurate. The third appraiser shall have no right to propose a middle ground or any modification of either of the determinations made by the first two appraisers. The third appraiser's choice shall be submitted to the parties within thirty (30) days after his or her selection. Such determination shall bind both of the parties and shall establish the Fair Market Rental Value of the Premises. Each party shall pay for their own appraiser and shall pay an equal share of the fees and expenses of the third appraiser.

                           Fair  Market  Rental  Value for purpose of this Lease
shall mean the then prevailing rent for premises comparable in size, quality, and orientation to the Premises, located in buildings comparable in size to, and in the general vicinity of, the Building in which the Premises are located, leased on terms comparable to the terms contained in this Lease.

         4. POSSESSION.

                  A. Tenant is presently in possession of the Premises under the terms of three (3) existing Office Building Leases, dated as of July 1, 1993 (as amended) with respect to the third floor (the "Third Floor Lease"), July 10, 1993 (as amended) with respect to the second floor (the "Second Floor Lease") and October 11, 1993 (as amended) with respect to the first floor (the "First Floor Lease," and collectively with the Second Floor Lease and the Third Floor Lease, the "Prior Leases"), and, on the Term Commencement Date, Tenant shall remain in possession of the Premises in their then "As Is" condition pursuant to the terms and provisions of this Lease, which shall supersede the Prior Leases in their entirety as of the Term Commencement Date (except for Section 7 (with respect to the right to reconcile Direct Expenses with respect to the on-account payments made by Tenant through November 30, 2000); Section 12 (with respect to Tenant's obligation to remove any mechanics liens resulting from work performed, materials furnished or obligations incurred by Tenant prior to November 30,
2001); Section 14 (with respect to any indemnity claims); Section 18 (with respect to Tenant's obligation to pay any personal property taxes accruing prior to December 1, 2001) and Section 29 (with respect to attorneys' fees relating to matters surviving termination of the Prior Leases) of the Prior Leases which expressly survive the Expiration Dates thereof); provided that Landlord shall make available to Tenant an amount not to exceed Sixty-Seven Thousand Nine Hundred Seventy-Five Dollars ($67,975.00) (the "Allowance"), to be used by Tenant in connection with the repainting and recarpeting of the western portion of the Premises located on the third floor. Landlord shall fund the Allowance, at any time prior to July 1, 2003, within thirty (30) days of receipt of paid invoices or other reasonable documentary evidence indicating the amounts incurred by Tenant in performing such work.

                  B. On the Term Expiration Date or upon earlier termination of this Lease, Tenant shall deliver to Landlord possession of the Premises or portion thereof together with all improvements, alterations or additions thereto in substantially the same condition as received or first installed, reasonable wear and tear excepted. Tenant may, upon the termination of this Lease, remove its trade fixtures and personal property, repairing any damage caused by such removal.

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         5. RENT; RENT ESCALATIONS.

                  A. Tenant agrees to pay to Landlord as rental for the Premises, each month during the term, without prior notice or demand, an amount equal to Two Hundred Sixty Thousand Five Hundred Ninety-Six and 00/100 Dollars ($260,596.00) (the "Base Rent"). The Base Rent shall be payable on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's Base Rent shall be paid upon mutual execution of this Lease. Base Rent for any period during the term which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Base Rent shall be paid to Landlord without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment, at 100 Smith Ranch Road, Suite 325, San Rafael, California 94903, or to such other place as Landlord may from time to time designate in writing.

                           The Base Rent for the  Premises  shall be adjusted as
of the first anniversary of the Term Commencement Date and on each annual anniversary thereafter by an amount equal to one hundred four percent (104%) of the Base Rent payable during the prior twelve (12) month period.

         6. SECURITY DEPOSIT.

                  As of the date of this Lease, Landlord is presently holding, pursuant to the terms of the Prior Leases, security deposits (the "Deposit") aggregating One Hundred Eight Thousand Seven Hundred Sixteen Dollars ($108,716.00). Concurrently with Tenant's execution and delivery of this Lease, Tenant shall deliver to Landlord an amount equal to Ninety-One Thousand Two Hundred Eighty-Four Dollars ($91,284.00) in order to bring the aggregate balance of the Deposit to Two Hundred Thousand Dollars ($200,000.00). From and after the Term Commencement Date, the Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease including, but not limited to, the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this Deposit for the payment of any rent or any other sum in default, or for the payment of any reasonable amount which Landlord may spend or become obligated to spend by reason of Tenant's default to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Deposit separate from its general fund and Tenant shall not be entitled to interest on such Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest.

         7. OPERATING EXPENSE ADJUSTMENTS. For the purposes of this Article, the following terms are defined as follows:

                  Base Year                 The Base Year shall be 2002.

                  Comparison  Year          Each calendar year of the term after
                                            the Base Year.

                  Direct Expenses           All direct  costs of  operation  and
                                            maintenance,    as   determined   by
                                            standard    accounting    practices,
                                            including the following costs by way
                                            of illustration,  but not be limited
                                            to:   real   property    taxes   and
                                            assessments;   rent   taxes,   gross
                                            receipt  taxes,   (whether  assessed
                                            against  the  Landlord  or  assessed
                                            against the Tenant and  collected by
                                            the  Landlord,  or both);  water and
                                            sewer charges;  insurance  premiums;
                                            utilities;    janitorial   services;
                                            labor;   costs   incurred   in   the
                                            management  of  the  Building;   air
                                            conditioning  &  heating;   elevator
                                            maintenance;   supplies;  materials;
                                            equipment and

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                                            tools;  and  maintenance,  costs and
                                            upkeep  of all  parking  and  common
                                            areas.  ("Direct Expenses" shall not
                                            include depreciation on the Building
                                            of which the  Premises are a part or
                                            equipment  therein,  loan  payments,
                                            executive   salaries,   real  estate
                                            broker's  commissions or the cost of
                                            electricity provided to the Premises
                                            and to space leased by other tenants
                                            of the  Building in excess of Eleven
                                            Cents ($.11) per usable  square foot
                                            per month.)

                  If the Direct Expenses paid or incurred by the Landlord for the Comparison Year on account of the operation or maintenance of the Building of which the Premises are a part are in excess of the Direct Expenses paid or incurred for the Base Year, then the Tenant shall pay seventy-one and 582/1000 percent (71.582%) of the increase. This percentage is that portion of the total rentable area of the Building occupied by the Tenant hereunder. Landlord shall endeavor to give to Tenant on or before the first day of March of each year following the respective Comparison Year a statement of the increase in rent payable by Tenant hereunder, but failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of its right to require an increase in rent. Upon receipt of the statement for the first Comparison Year, Tenant shall pay in full the total amount of the increase due for the first Comparison Year and, in addition for the then current year, the amount of any such increase shall be used as an estimate for said current year and this amount shall be divided into twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparison Year's statement is rendered. If the next or any succeeding Comparison Year results in a greater increase in Direct Expenses, then upon receipt of a statement from Landlord, Tenant shall pay a lump sum equal to such total increase in Direct Expenses over the Base Year, less the total of the monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the Tenant's share of Direct Expenses be less than the preceding year, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited towards the next monthly rent falling due and the estimated monthly installments of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent Comparison Year.

                  Although the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant.

                  Notwithstanding anything contained in this Article to the contrary, the rent payable by Tenant hereunder shall in no event be less than the rent specified in Article 5 above.

                  During the term of this Lease (including any renewals of extensions thereof), the management costs for the Building shall not exceed three percent (3%) of Landlord's gross rental income for the Building.

                  Landlord shall keep full, accurate, and separate books of account and records covering all Direct Expenses, which books of accounts and records shall accurately reflect total Direct Expenses, and Landlord's billings to Tenant for Direct Expense Adjustments.

                  Tenant shall have the right to protest any charge to Tenant by Landlord for Direct Expense Adjustments, provided that said protest is made within thirty (30) days after receipt of Landlord's notice of such charge. In the event that Tenant shall protest, Tenant shall be entitled to audit Landlord's books of account, records, and other pertinent data regarding Direct Expenses. The audit shall be limited to the determination of direct Expenses and charges to Tenant for Direct Expense Adjustments and shall be conducted during normal business hours. If the audit shows that there has been an overpayment by Tenant, the overpayment shall be immediately due and repayable by Landlord to Tenant.

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                  Anything in this Lease to the contrary notwithstanding, Tenant shall pay its share of increases in real estate taxes within ten (10) days after Landlord furnishes copies of invoices marked "Paid" for such taxes, which invoices may be furnished to Tenant no more often than semi-annually.

         8. USE. Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purposes without the prior written consent of Landlord. General office purposes shall be defined for purposes of this Lease to include computer rooms of any size required by Tenant. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building on injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

         9. COMPLIANCE WITH LAW; HAZARDOUS SUBSTANCES.

                  A. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

                  B. Tenant shall not cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials (a "Release"). Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Building any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. If any lender or governmental agency requires testing to ascertain whether there has been any Release, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if it is determined that the Release was caused by Tenant or its employees, agents or contractors. In addition Tenant shall execute affidavits, representations and the like from time to time at Landlord's reasonable request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord, its agents and employees from and against any and all clean-up costs and expenses, losses, damages, claims, or liability for any damage to any property or injury, illness or death of any person from any Release on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The covenants contained herein shall survive the expiration or earlier termination of this Lease. California Health and Safety Code Section 25359.7(b) requires any tenant of real property who knows, or has reasonable cause to believe, that any release of a hazardous substance has come to be located on or beneath such real property to give written notice of such condition to the owner. Tenant shall comply with the requirements of Section 25359.7(b) and any successor statute thereto and with all other statutes, laws, ordinances, rules, regulations and orders of governmental authorities with respect to hazardous substances.

         10. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained. Any alterations, additions or improvements to or of said Premises including, but not limited to, wallcovering, paneling, air conditioning units

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and built-in cabinet work, but excepting  movable  furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or persons, selected by the Tenant to make the same must first be approved in writing by the Landlord. Such approval shall not be unreasonably withheld. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, which shall be given at the time Landlord approves the tenant improvement work, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal.

         11. REPAIRS.

                  A. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof once the initial tenant improvements are completed and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

                  B. Notwithstanding the provisions of Section 11.A. above, Landlord shall promptly and adequately repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems installed or furnished by Landlord unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises, or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect, (including the provisions of California Civil Code Sections 1941 and 1942 and any successor sections or statutes of a similar nature); provided, however, if Landlord fails to perform any repair work required of Landlord with respect to the Premises pursuant to this Section 11B, within thirty (30) days after Landlord receives Tenant's written notice of the need for such repair (or such period of time in excess of thirty (30) days as is reasonably necessary based upon the nature of the required work), then Tenant shall be permitted to make such repairs, using contractors reasonably approved by Landlord, provided (i) Tenant first gives Landlord an additional two (2) business days prior written notice indicating that Tenant intends to undertake such repair, and (ii) Landlord fails to commence such repair within such two (2) business day period. If Tenant performs any repair as permitted under this Section 11B, Landlord agrees to reimburse Tenant for the reasonable, actual and documented costs of such repair performed by Tenant, but without any offset rights against rent or any other amounts payable by Tenant under this Lease. Any repair work done by Tenant shall be done in accordance with the provisions of this Lease, including without limitation,
Article 12, keeping the Premises free from liens.

         12. LIENS. Tenant shall keep the Premises and the real property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2 ) times any and all estimated cost of any improvements, additions or alteration in the Premises to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

         13. ASSIGNMENT AND SUBLETTING.

                  A. Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Premises or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld. In the event Tenant desires to assign this Lease or any interest therein or sublet all or part of the Premises, Tenant shall give Landlord written notice thereof, which notice shall include (i) the name of the proposed assignee, subtenant or occupant ("Transferee"), (ii) reasonable financial information regarding the Transferee,
(iii) a description of the Transferee's business to be carried on in the Premises, and (iv) the terms of the assignment or sublease and a description of the portion of the Premises to be affected. Tenant shall also provide Landlord such additional information regarding the Transferee or the proposed assignment or sublease as Landlord may reasonably request.

                  B. Notwithstanding the foregoing, Tenant shall have the right to assign or sublet the Premises, or a portion thereof, to a wholly owned affiliated company or subsidiary, without the Landlord's consent. Tenant shall be required, however, to give written notice to Landlord in advance of such assignment or sublet and to prepare assignment or sublet agreements on forms that are reasonably satisfactory to Landlord. In no event shall such assignment or sublet release Tenant from its obligations under the terms of this Lease.

                  C. Consent to one assignment, subletting, occupation or use by any other person shall not be deemed to a consent to any subsequent assignment, subletting, occupation or use by another person. Any assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease.

                  D. In the event Tenant desires to assign this Lease or sublet the Premises for a period in excess of five (5) years (or, if there are less than five (5) years remaining in the term, for the entire remaining term of this Lease), Landlord shall have the option, in Landlord's sole and absolute discretion, exercisable by giving notice to Tenant at any time within twenty
(20) days after Landlord's receipt of Tenant's notice to assign or sublet, to terminate this Lease as to the portion of the Premises which Tenant desires to assign or sublease (the "Space") as of the date on which Tenant desires to do so, in which event Tenant shall be relieved of all further obligations hereunder as to such Space as of the date of Landlord's notice.

                  E. In the event Landlord consents to an assignment or subletting, fifty percent (50%) of any sums or other economic consideration received by Tenant as a result of such assignment or subletting (except reasonable leasing commissions and rental or other payments received which are attributable to the amortization of the cost of tenant improvements made to the Space by Tenant, at Tenant's cost) whether denominated rent or otherwise, which exceed in the aggregate the total sums which Tenant is obligated to pay Landlord under this Lease (prorated as to any sublease to reflect obligations allocable to that portion of the Premises subject to such sublease) shall be payable to Landlord as additional rent under this Lease, without affecting or reducing any other obligation of Tenant hereunder. Tenant shall deliver to Landlord a statement within thirty (30) days after the end of each calendar year in which any part of the Term occurs specifying as to such calendar year, and within thirty (30) days after the expiration or earlier termination of the Term, specifying with respect to the elapsed portion of the calendar year in which such expiration or termination occurs, each sublease and assignment in effect during the period covered by such statement and, (i) the date of its execution and delivery, the number of square feet of the rentable area demised thereby, and the term thereof; and (ii) a computation showing the amounts (if any) paid and payable by Tenant to Landlord pursuant to this Section 13E with respect to such sublease or assignment.

         14. HOLD HARMLESS.

                  A. Tenant shall indemnify and hold harmless  Landlord  against and from any and all claims arising from Tenant's use of Premises for the conduct of its business or from any activity, work or other thing done, permitted or suffered by the Tenant in or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the tenant, or any officer, agent, employee, guest or invitee of Tenant, and from and against all cost, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon and in any case, action or proceeding brought against Landlord by reason of any such claim. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence or willful act, and Tenant hereby waives all claims in respect thereof against Landlord.

                  B. Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak dampness or any other cause whatsoever, unless caused by or due to the negligence or willful acts of Landlord, its agents, servant or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, less of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

         15. SUBROGATION. Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

         16. INSURANCE. (a) Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease, (1) a policy of commercial general liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto with a minimum combined single limit of bodily injury, personal injury and property damage coverage of Two Million Dollars ($2,000,000), (2) workers compensation insurance as required by law, and (3) Special Form insurance on Tenant's personal property, equipment, furniture and fixtures. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord as Additional Insured endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant.

                  All the insurance required under this Lease shall:

                  A. Be issued by insurance companies authorized to do business in the State of California, with a financial rating of at least an A++XV status as rated in the most recent edition of Best's Insurance Reports.

                  B. Be issued as a primary policy.

                  C. Contain an endorsement requiring thirty (30) days' written notice from the insurance company to both parties and to Landlord's lender before cancellation or change in the coverage, scope, or amount of any policy.

                  Each policy, and a certificate of the policy, together with evidence of payment of premiums, shall be deposited with Landlord at the commencement of the term, and on renewal of the policy not less than twenty (20) days before expiration of the term of the policy.

                           (b)  Landlord,  at its cost  (subject to the terms of
Section 4.7), shall maintain (a) commercial general liability insurance, including contractual liability coverage, with a minimum combined single limit of bodily injury, personal injury and property damage coverage of Two Million Dollars ($2,000,000.00), insuring against all liability of Landlord and its authorized representatives arising out of or in connection with Landlord's ownership of the Building; and (b) Special Form insurance providing coverage for repair or replacement of the Building core and shell and all tenant improvements in amounts no less extensive than the scope of casualty insurance carried by owners of similar first-class office buildings in Marin County California. Landlord may satisfy its obligations with respect to the insurance it is required to maintain hereunder by means of "blanket" and "excess liability" insurance policies.

         17. SERVICES AND UTILITIES.

                  A. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises five- (5-) day per week janitorial service. Landlord shall also maintain and keep lighted, heated and air conditioned during reasonable hours of generally recognized business days, the common entries, common corridors, common stairs and toilet rooms in the Building of which Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Landlord shall use its commercially reasonable efforts to operate the Building in a manner reasonably intended to maximize operating efficiency and economy to a standard consistent with other comparable office buildings in Marin County.

                  B. Tenant shall have twenty-four- (24-) hour per day, seven- (7-) day per week access to its Premises.

                  C. Landlord shall provide Tenant a monthly allowance of $.11 per usable square foot in the Premises (that is, $1,306.25; $878.71 and $3,005.20 for the portions of the Premises located on the first, second and third floors of the Building, respectively) for Tenant's electrical service. This allowance is included in the Base Rent as defined in Article 5 of this Lease. Landlord and Tenant recognize that Tenant's electrical service shall cost in excess of Eleven Cents ($.11) per usable square foot per month due to Tenant's heavy electrical and air conditioning requirements, and Tenant shall pay any such excess costs for electrical service.

                  D. The hours of operation of the heating and air conditioning system for the Building are as follows:

                    Monday through Friday:             7:00 a.m. to 6:00 p.m.
                    Saturdays:                         8:00 a.m. to 3:00 p.m.

                  E. In the event Tenant requires the operation of the heating and air conditioning system beyond the normal hours of operation for the Building, Tenant shall notify the Building manager in advance of the required extended hour usage, and the Building manager shall program the heating and air conditioning system to operate during the time period requested by Tenant.

                  F. In the event Tenant shall request that an override mechanism be installed during the term of this Lease, an override mechanism shall be installed on the heating and air conditioning system which services the Premises. The cost of this mechanism shall be paid by the Tenant at the time of the installation. This mechanism shall allow Tenant to have control of the heating and air conditioning system for the Premises in hours other than the normal Building hours.

                  Along with the override mechanism, an hourly meter shall be attached to the override mechanism which shall measure Tenant's use of the heating and air conditioning system beyond the normal Building hours. On a monthly basis, Landlord shall charge Tenant for this usage by multiplying the number of hours used by the per hour charge for operating the heating and air conditioning system which shall be determined by Landlord's electrical engineer and heating and air conditioning contractor.

         18. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to

Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

         19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the reasonable rules and regulations for the Building that Landlord shall from time to time promulgate. A copy of the current Rules and Regulations for the Building is attached hereto as Exhibit B. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible for the nonperformance of any said rules by any other tenants or occupants. The rules and regulations shall be applied equally to all tenants occupying the Building.

         20. HOLDING OVER. If Tenant remains in possession after the expiration or sooner termination of this Lease, all of the terms, covenants and agreements hereof shall continue to apply and bind Tenant so long as Tenant remains in possession insofar as the same are applicable, except that if Tenant remains in possession without Landlord's written consent (regardless of whether Landlord accepts rent payments in a lesser amount during such holdover period), the Base Rent shall be one hundred twenty-five percent (125%) of the Base Rent payable for the last month of the term, prorated on a daily basis for each day that Tenant remains in possession, and Tenant shall indemnify Landlord against any and all claims, losses and liabilities for damages resulting from failure to surrender possession, including, without limitation, any claims made by any succeeding tenant. If Tenant remains in possession with Landlord's written consent, such tenancy shall be from month to month, terminable by either party on not less than thirty (30) days' written notice.

         21. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times and upon not less than twenty-four (24) hours prior telephone notice except in case of emergency, have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and specific, secured, sensitive and confidential offices and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in any emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

         22. RECONSTRUCTION.

                  A. In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by Special Form insurance, Landlord agrees to forthwith repair the same (which repairs shall include damage to the Building core and shell and all tenant improvements), and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

                  B. In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire or extended coverage insurance, then Landlord shall forthwith repair the same provided the extent of the destruction be less than thirty-three (33%) of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than thirty-three (33%) of the full replacement cost, then Landlord shall have the option (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of such termination.

                  C. Notwithstanding  anything to the contrary contained in this
Article 22, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore any damage to the Premises resulting from any casualty covered under this Article 22 which occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

                  D. Tenant shall repair any injury or damage by fire or other cause, and make any repairs to or replacements of Tenant's trade fixtures, equipment, furniture or personal property. Landlord shall have no obligation to make any such repairs or replacements.

                  E. Except for abatement of rent as provided above, the Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

         23. DEFAULT. The occurrence of any or more of the following events shall constitute a default and breach of this Lease by Tenant:

                  A. The vacating or abandonment of the Premises by Tenant, except in cases when Tenant is current with all rental payments.

                  B. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant.

                  C. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Sections 23.A. and 23.B. above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                  D. The making by Tenant of any general assignment or general arrangement for the benefit of creditors, or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interests in this Lease, where such seizure is not discharged in thirty (30) days.

         24. REMEDIES IN DEFAULT. In the event of a default by Tenant, Landlord, at any time thereafter, may give a written termination notice to Tenant, and on the date specified in such notice (which shall be not less than three (3) days after the giving of such notice), Tenant's right to possession shall terminate and this Lease shall terminate, unless on or before such date all sums identified in such three (3) day notice have been paid by Tenant and all other breaches of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. If Landlord terminates this Lease pursuant to the provisions of this Section, Landlord shall have all the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code or any successor code section. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law, Landlord may recover from Tenant: (a) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; and (d) any other reasonable amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above shall be computed by allowing interest at the lesser of (i) twelve percent (12%) per annum, or (ii) the highest rate permitted by applicable law. The worth at the time of award of the amount referred to in clause (c) above shall be computed by discounting such amount at a rate equal to the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). If Tenant has breached this Lease and abandoned the Premises, Landlord may elect to exercise its rights pursuant to California Civil Code Section 1951.4 and to continue this Lease in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. No act of either party or its authorized representatives shall constitute acceptance of a surrender of the Premises unless that intent is specifically acknowledged in a writing signed by both parties.

         25. EMINENT DOMAIN. If more than twenty-five (25%) percent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five (25%) percent of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided. Notwithstanding the foregoing, Tenant shall be entitled to that portion of any condemnation award made specifically on account of Tenant's relocation expenses, increased rental costs, improvements contracted at Tenant's expense or disruption of Tenant's business.

         26. ESTOPPEL CERTIFICATE. At any time and from time to time, but in no event on less than ten (10) days prior written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord, promptly upon request, a certificate certifying: (a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises, and specifying the reasons therefor); (b) the commencement and expiration dates of this Lease; (c) whether there are then existing any defaults by Landlord in the performance of its obligations under this Lease (and, if so, specifying the same); (d) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification); (e) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of Tenant; (f) the date, if any, to which rent and other sums payable hereunder have been paid; (g) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in the certificate; (h) the amount of any security deposit and prepaid rent; and (i) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust affecting the Building or any part thereof.

         27. PARKING. Tenant shall have the right to use, in common with other tenants or occupants of the Building, the parking facilities of the Building.

         28. COMMUNICATIONS INSTALLATION. Tenant has installed certain communications equipment on the roof of the Building. On or before the Term Expiration Date or earlier termination of this Lease, Tenant, at Tenant's sole cost and expense, shall remove such communications equipment and shall, forthwith and with all due diligence, repair any damage to the Premises or the Building caused by such removal.

         29. AUTHORITY OF PARTIES; LIMITATION.

                  A. Authority. Each individual executing this Lease on behalf of either party represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of such party.

                  B. Limitation of Liability. It is understood and agreed that any recovery made upon any claim by Tenant against Landlord shall be limited solely to Landlord's ownership interest of Landlord in the Building, and furthermore, Tenant expressly waives any and all rights to proceed against the other assets of Landlord, or against any trustee, employee, partner, shareholder, director or agent of Landlord. Nothing in this Lease imposes any obligation on Tenant to be responsible or liable for, and Landlord releases Tenant from any liability for, consequential damages suffered by Landlord.

         30. GENERAL PROVISIONS.

                  A. Plats and Riders. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are by this reference made a part hereof.

                  B. Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptances of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

                  C. Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at 200 Smith Ranch Road, San Rafael, California 94903, Attention: General Counsel, or to such other places as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at 100 Smith Ranch Road, Suite 325, San Rafael, California 94903, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

                  D. Joint Obligation. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

                  E. Marginal Headings. The marginal headings and titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                  F. Time. Except with respect to the delivery of the Premises to Tenant, time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

                  G. Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

                  H. Recordation. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

                  I. Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

                  J. Hazardous Materials. Landlord hereby represents that, to the best of Landlord's actual knowledge, there are no hazardous or toxic materials on the real property on which the Building and Regency I are located, nor, to the best of Landlord's actual knowledge, have any hazardous or toxic materials been removed from such real property. Notwithstanding the foregoing, Tenant has been advised and is aware that property adjacent to the Building has previously been used as a sanitary landfill.

                  K. Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after said amount is past due, then Tenant shall pay to Landlord a late charge equal to five (5%) percent of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

                  L. Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

                  M. Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

                  N. Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

                  O. Sale of Premises by Landlord. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

                  P. Subordination and Attornment. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any first mortgage or deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the real property and Building of which the Premises are a part, and upon any buildings hereafter placed upon the real property of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof. Notwithstanding such subordination, neither Tenant's right to quiet possession of the Premises nor this Lease shall be disturbed or affected if Tenant is not in default hereunder and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms.

                  Q. Foreclosure. In the event any proceedings are brought for foreclosure, or in the event of the exercise of power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

                  R. Name. Tenant shall not use the name of the Building or of the development in which the Building is situated and is a part for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

                  S. Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

                  T. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                  U. Choice of Law. This Lease shall be governed by the laws of the State of California.

                  V. Signs and Auctions. Tenant shall not place any sign upon the Premises or the Building or conduct any auction thereon without Landlord's prior written consent, provided, however, that Landlord hereby approves all identifying signage in place at the Building as of the date of this Lease.

                  W. Operating Policies. During the Term of this Lease, Landlord shall operate and maintain the Building in a manner reasonably consistent with first-class office buildings located in Marin County.

         31. BROKERS. Tenant warrants that it has had no dealings with any real estate brokers or agents in connection with the negotiation of this Lease and Tenant knows no real estate broker or agent who is entitled to a commission in connection with this Lease.

         32. RIGHT OF FIRST OFFER.

                  A. Exercise of Right.

                           (i)  If  at  any  time  any  space  in  the  Building
(excluding the Premises) is Available (as hereinafter defined), or Landlord reasonably believes the same is to become Available (any such space being hereinafter referred to as the "Expansion Space"), Landlord shall deliver notice thereof to Tenant (each an "Expansion Notice") setting forth a description of such Expansion Space, the rentable square footage of such Expansion Space, Landlord's determination of the Expansion Space Fair Market Value (as hereinafter defined) for such Expansion Space and the date Landlord anticipates that such Expansion Space will become available for leasing (the "Anticipated Expansion Space Commencement Date"). Provided all of the conditions precedent set forth in Section 32A(iii) are satisfied by Tenant, Tenant shall have the option (each an "Expansion Option"), exercisable by Tenant delivering irrevocable notice to Landlord (each an "Acceptance Notice") within fifteen (15) business days following Landlord's delivery of the applicable Expansion Notice, time being of the essence, to lease the Expansion Space that is the subject of such Expansion Notice. An Expansion Option may be exercised only with respect to all of the Expansion Space that is the subject of an Expansion Notice. If Tenant fails to timely give an Acceptance Notice, Tenant shall be deemed to have rejected Landlord's offer to lease the applicable Expansion Space and Landlord shall have no further obligation and Tenant shall have no further rights with respect to such Expansion Space during the Term.

                           (ii) (a)  "Available"  shall mean that at the time in
question (x) no party leases or occupies the applicable Expansion Space, whether pursuant to a lease or other agreement, and (y) no party holds any option or right to lease or occupy the applicable Expansion Space, or to renew its lease or right of occupancy thereof. So long as a tenant or other occupant leases or occupies the applicable Expansion Space, Landlord shall be free to extend any such tenancy or occupancy, whether or not pursuant to a lease or other agreement, and such space shall not be deemed to be Available. In no event shall Landlord be liable to Tenant for any failure by any then existing tenant or occupant to vacate any Expansion Space. From and after the date hereof, Landlord shall not grant any rights to any tenant or other occupant of the Building with respect to any Expansion Space unless such rights are subordinate to the rights granted Tenant hereunder, except (1) to tenants or other occupants leasing or occupying the applicable Expansion Space as of the date hereof, or (2) to new tenants or occupants of the applicable Expansion Space after Landlord shall have offered such Expansion Space to Tenant pursuant to this Section 32. Nothing set forth in this Section 32 shall be deemed to limit

Landlord's right to keep space in the Building vacant if Landlord elects, in its sole discretion, to do so, and such vacant space shall not be deemed to be Available.

                                    (b)  "Expansion  Space  Fair  Market  Value"
shall mean, with respect to each Expansion Space, the fair market annual rental value of such Expansion Space at the commencement of the leasing of such Expansion Space for a term commencing on the applicable Expansion Space Commencement Date (as hereinafter defined) and ending on the Expiration Date, as reasonably determined by Landlord based on comparable space in comparable buildings, including all of Landlord's services provided for in this Lease and with (x) such Expansion Space considered as vacant and in the "as is" condition which same shall be in on the applicable Expansion Space Commencement Date, and
(y) the Base  Year  being  the  calendar  year  commencing  on the  January  1st immediately preceding the applicable Expansion Space Commencement. The calculation of Expansion Space Fair Market Value shall also be adjusted to take into account that Landlord will grant to Tenant an improvement allowance of Five Dollars ($5.00) per usable square foot of the Expansion Space.

                           (iii)  Tenant  shall  have no  right to  exercise  an
Expansion Option unless all of the following conditions have been satisfied on the date the applicable Acceptance Notice is delivered and on the applicable Expansion Space Commencement Date:

                                    (a) no default  shall have  occurred  and be
continuing; and

                                    (b) the Tenant  named herein  (i.e.,  First,
Isaac and Company, Incorporated) shall not have assigned this Lease and shall be in occupancy of at least ninety percent (90%) of the rentable area of the Premises.

                           (iv)  Effective  as of the  date  on  which  Landlord
delivers to Tenant vacant possession of an Expansion Space for which Tenant shall have exercised an Expansion Option (with respect to each such Expansion Space, the "Expansion Space Commencement Date"), the applicable Expansion Space shall become part of the Premises upon all of the terms and conditions of this Lease, except:

                                    (a)  Base  Rent  shall be  increased  by the
Expansion Space Fair Market Value for the applicable Expansion Space as determined in accordance with this Section 32.

                                    (b)  Tenant  shall pay all  additional  rent
payable under this Lease with respect to the applicable Expansion Space, except that: (x) the Base Year shall be the calendar year commencing on the January 1st immediately preceding the applicable Expansion Space Commencement Date, and (y) Tenant's proportionate share of increases in Direct Expenses and Taxes shall be adjusted to reflect the rentable square footage of such Expansion Space set forth in the applicable Expansion Notice.

                                    (c)  The  rentable  square  footage  of  the
Expansion Space shall be as set forth in the applicable Expansion Notice (which the parties agree shall be the rentable square footage of such Expansion Space for all purposes of this Lease).

                                    (d) The applicable  Expansion Space shall be
delivered in its "as is" condition, and Landlord shall not be obligated to perform any work with respect thereto or make any contribution to Tenant to prepare such Expansion Space for Tenant's occupancy, other than an amount equal to Five Dollars ($5.00) per usable square foot.

                                    (e) The applicable  Expansion Space shall be
added to and be deemed to be part of the Premises for all purposes of this Lease.

                           (v)  Landlord  shall  use   commercially   reasonable
efforts to obtain and deliver to Tenant vacant possession of each Expansion Space for which Tenant has delivered an Acceptance Notice by the applicable Anticipated Expansion Space Commencement Date; including, but not limited, initiating legal action against such tenant. Notwithstanding anything set forth in this Section 32 to the contrary, if Landlord fails to tender the Expansion Space to Tenant within one hundred twenty (120) days after the proposed Expansion Space Commencement Date, then Tenant shall have the right to revoke its exercise of the Expansion Space option within thirty (30) days following the expiration of such one hundred twenty (120) day period.

                           (vi) Landlord and Tenant,  at either party's request,
shall promptly execute and exchange an appropriate agreement evidencing the leasing of each Expansion Space and the terms thereof in a form reasonably satisfactory to both parties, but no such agreement shall be necessary in order to make the provisions hereof effective.

                  B. Arbitration. If Tenant shall dispute Landlord's determination of the Expansion Space Fair Market Value for any Expansion Space, Tenant shall give notice of such dispute in the Acceptance Notice for such Expansion Space. If within ten (10) business days following Landlord's receipt of the Acceptance Notice Landlord and Tenant are unable to resolve their disagreement concerning the determination of the Expansion Space Fair Market Value, then such dispute shall be determined by a single arbitrator appointed in accordance with the American Arbitration Association Commercial Arbitration Rules who shall be appointed by the parties within ten (10) business days following the expiration of the foregoing ten (10) business day period. The arbitrator shall be impartial and shall have not less than ten (10) years' experience in the County of Marin in a calling related to the leasing of commercial office space in office buildings comparable to the Building, and the fees of the arbitrator shall be shared by Landlord and Tenant. Within thirty
(30) days following the appointment of the arbitrator, Landlord and Tenant shall attend a hearing before the arbitrator at which each party shall submit a report setting forth its determination of the Expansion Space Fair Market Value for the applicable Expansion Space, together with such information on comparable rentals and such other evidence as such party shall deem relevant. The arbitrator shall, within thirty (30) days following such hearing and submission of evidence, render his or her decision by selecting the determination of the Expansion Space Fair Market Value submitted by either Landlord or Tenant which, in the judgment of the arbitrator, most nearly reflects the Expansion Space Fair Market Value for the applicable Expansion Space. The arbitrator shall have no power or authority to select any Expansion Space Fair Market Value other than an Expansion Space Fair Market Value submitted by Landlord or Tenant or to modify any of the terms and provisions of this Lease, and the decision of the arbitrator shall be final and binding upon Landlord and Tenant. Prior to the determination of the arbitrator, Tenant shall pay Fixed Rent on account of the applicable Expansion Space in an amount equal to Landlord's determination of the Expansion Space Fair Market Value for the applicable Expansion Space, and following the arbitrator's final determination, the amount of any overpayment or underpayment shall be adjusted between the parties.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the dates set forth below and this Lease shall be effective on the later of such dates.

The Joseph and Eda Pell Revocable Trust   Fair, Isaac and Company, Incorporated,
                                          a Delaware corporation

By:      /s/ Joseph Pell                  By:    /s/ Henk J. Evenhuis
         -------------------------               ---------------------------
         Joseph Pell
Its:     Trustee                          Its:          CFO
                                                 ---------------------------

By:      /s/ Eda Pell                     Date:    June 1, 2001
         -------------------------
         Eda Pell
Its:     Trustee

Date:    June 13, 2001

                                   EXHIBIT A-1

                              FIRST FLOOR PREMISES

                                   EXHIBIT A-2

                              SECOND FLOOR PREMISES

                                   EXHIBIT A-3

                              THIRD FLOOR PREMISES

                                    EXHIBIT B

                              RULES AND REGULATIONS


         1. No sign, notice, picture, advertisement, name or placard shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of the Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent, which consent shall not be unreasonably withheld, of Landlord cause or otherwise sunscreen any window.

         2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

         3. Tenant shall not alter any lock or install any new or additional locks without permission of Landlord, whose consent shall not be unreasonably withheld, or any bolts on any doors or windows of the Premises.

         4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage, damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

         5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

         6. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Notwithstanding the above, Tenant shall have the right to move furniture, freight or equipment into and out of the Building without prior notice to Landlord, provided that such moves do not involve exclusive use of an elevator for an extended period of time, nor does the move interfere with the operation of other tenants in the Building. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or properly from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the Tenant.

         7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

         8. No cooking, except for microwave and coffee machines, shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

         9. Tenant shall not use or keep in the Premises of the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

         10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord, which consent shall not be unreasonably withheld. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord, which consent shall not be unreasonably withheld.

         11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

         12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

         13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord, which consent shall not be unreasonably withheld.

         14. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

         15. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

         16. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

         17. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

         18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

         19. Landlord shall have the right to enter into, and Tenant shall comply with the terms of, such reciprocal easement and/or parking agreements with owners of adjoining properties as Landlord shall deem appropriate for the benefit of the Building.


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